SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 16, 1995
                                                  _______________

             NEW ENGLAND INVESTMENT COMPANIES, L.P.
_________________________________________________________________
     (Exact name of Registrant as specified in its charter)


   Delaware                  1-9468                    13-3405992
_________________________________________________________________
  (State or other           (Commission          (I.R.S. Employer
  jurisdiction of           File Number)      Identification No.)
    incorporation)


           399 Boylston Street, Boston, Massachusetts       02116
   _________________________________________________________________
       (Address of principal executive offices)         (Zipe Code)

Registrant's telephone number, including area code  (617) 578-3500
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Item 7.     Financial statements and Exhibits
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Press release dated August 17, 1995.


























































                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:         August 17, 1995              By:         G. Neal Ryland
_____________________________              __________________________

                                                       G. Neal Ryland
                                            Executive Vice President,
                                          Chief Financial Officer and
                                             Chief Accounting Officer